                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549-1004



                                   FORM 8-K

                                CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         October 1, 1997
                                                 -------------------------------


             FIRST CAPITAL INSURED REAL ESTATE LIMITED PARTNERSHIP
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


         Illinois                        0-17610                 36-3525946
--------------------------------------------------------------------------------
(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                 File Number)          Identification No.)


Two North Riverside Plaza, Suite 1100, Chicago, Illinois          60606-2607
--------------------------------------------------------------------------------
        (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code         (312) 207-0020
                                                   -----------------------------


--------------------------------------------------------------------------------
        (former name or former address, if changed since last report.)








                      This document consists of 51 pages.

                    The Exhibit Index is located on page 3.

ITEM 2. DISPOSITION OF ASSET

First Capital Insured Real Estate Limited Partnership (the "Registrant") sold its interest in the real property commonly known as Lakeview Office Park Buildings II & III (the "Property"), located in Indianapolis, Indiana.

The closing of this transaction occurred on October 1, 1997. The Property was sold for $12,870,000 to an unrelated party pursuant to arm's-length negotiations. Proceeds ("Sale Proceeds") received by the Registrant approximated $12,500,000, which was net of certain closing expenses. For the year ending December 31, 1997, the Registrant will record a net gain for financial reporting purposes of approximately $3,000,000 from this transaction. Substantially all of the Sale Proceeds from this transaction will be distributed to Limited Partners of record as of October 1, 1997.

After a determination by the General Partner of the amount of reserves necessary to wrap up the affairs of the Registrant, a single distribution of the remaining previously undistributed Cash Flow (as defined in the Partnership Agreement) and Sale Proceeds will be made.

ITEM 7.  PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (page 5)  Pro Forma Financial Information


         Exhibits

         2.1 (page 10) Contract for Purchase of Real Property, executed August 4, 1997, between First Capital Insured Real Estate Limited Partnership, an Illinois limited partnership ("Seller") and Golub & Company of Illinois, Inc., an Illinois corporation ("Purchaser");

               2.2 (page 43) Closing Statement, dated October 1, 1997, between Seller and Purchaser.


No information is required under Items 1, 3, 4, 5, 6 and 8; therefore, those Items have been omitted.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                        FIRST CAPITAL INSURED REAL ESTATE LIMITED PARTNERSHIP

                        By: FIRST CAPITAL FINANCIAL CORPORATION
                            As General Partner

October 15, 1997        By: /s/     NORMAN M. FIELD
----------------           ----------------------------------------
   (Date)                           NORMAN M. FIELD

                            Vice President - Finance and Treasurer

        FIRST CAPITAL INSURED REAL ESTATE LIMITED PARTNERSHIP


The accompanying unaudited Pro Forma Balance Sheet has been presented as if the sale of Lakeview Office Park Buildings II & III ("Lakeview") had occurred on June 30, 1997. The accompanying unaudited Pro Forma Statement of Income and Expenses for the six months ended June 30, 1997 has been presented as if the sales of Lakeview and Carrollton Crossroads Shopping Center ("Carrollton") (sold in January 1997) had occurred on December 31, 1996. The accompanying unaudited Pro Forma Statement of Income and Expenses for the year ended December 31, 1996 has been presented as if the sales of Lakeview, Carrollton and Telegraph Hill Apartments ("Telegraph") (sold in October 1996) had occurred on December 31, 1995. In the opinion of the General Partner, all adjustments necessary to reflect the financial condition and results of operations of the Partnership exclusive of these properties have been made. The unaudited pro forma financial statements are not necessarily indicative of what the actual financial position and results of operations would have been had such transactions actually occurred as of December 31, 1995 and 1996 and June 30, 1997, nor do they purport to represent the results of operations of the Registrant for future periods.

             FIRST CAPITAL INSURED REAL ESTATE LIMITED PARTNERSHIP

                            PRO FORMA BALANCE SHEET
                                  (Unaudited)

                     (All dollars rounded to nearest 00s)

                                         ASSETS
                                                             June 30, 1997
                                              -------------------------------------------
                                                                               Pro Forma
                                                Balance       Pro Forma         Balance
                                                 Sheet       Adjustments         Sheet
                                              -----------    ------------     -----------
Investment in commercial rental properties:
  Land                                        $ 1,234,800    $ (1,234,800)    $
  Buildings and improvements                   11,844,300     (11,844,300)
                                              -----------    ------------     -----------
                                               13,079,100     (13,079,100)
  Accumulated depreciation and amortization    (3,902,300)      3,902,300
                                              -----------    ------------     -----------
  Total investment properties, net of
    accumulated depreciation and amortization   9,176,800      (9,176,800)

Cash and cash equivalents                       1,149,000      12,500,000      13,649,000
Investment in debt securities                   2,199,200                       2,199,200
Rents receivable                                   80,500         (18,400)         62,100
Deferred insurance premium                        620,800        (620,800)
                                              -----------    ------------     -----------
                                              $13,226,300    $  2,684,000     $15,910,300
                                              -----------    ------------     -----------

                            LIABILITIES AND PARTNERS' CAPITAL

Liabilities:
  Accounts payable and accrued expenses       $   356,600    $   (317,100)    $    39,500
  Due to Affiliates                                11,400                          11,400
  Security deposits                                66,000         (66,000)
  Distributions payable                           344,100      12,500,000      12,844,100
                                              -----------    ------------     -----------
                                                  778,100      12,116,900      12,895,000
                                              -----------    ------------     -----------
Partners' capital:
  General Partner (deficit)                       (63,000)         63,000
  Limited Partners (688,194 Units
    outstanding)                               12,511,200      (9,495,900)      3,015,300
                                              -----------    ------------     -----------
                                               12,448,200      (9,432,900)      3,015,300
                                              -----------    ------------     -----------
                                              $13,226,300    $  2,684,000     $15,910,300
                                              ===========    ============     ===========

   The accompanying notes are an integral part of the pro forma financial statements.


             FIRST CAPITAL INSURED REAL ESTATE LIMITED PARTNERSHIP

                  PRO FORMA STATEMENT OF INCOME AND EXPENSES
                                  (Unaudited)

                      (All dollars rounded to nearest 00s
                           except per Unit amounts)

                                                       For the Six Months Ended June 30, 1997
                                            -------------------------------------------------------------
                                                                             Pro Forma        Pro Forma
                                            Statement of     Current        Adjustments      Statement of
                                             Income and     Pro Forma      on Previously      Income and
                                              Expenses     Adjustments    Sold Properties      Expenses
                                            ------------   -----------    ---------------    ------------
Income:
  Rental                                    $  1,386,700   $(1,278,200)   $      (108,500)   $
  Interest on short-term investments             271,200                                          271,200
  Gain on sale of property                       303,400                         (303,400)
                                            ------------   -----------    ---------------    ------------
                                               1,961,300    (1,278,200)          (411,900)        271,200
                                            ------------   -----------    ---------------    ------------
Expenses:
  Depreciation and amortization                  371,800      (371,800)
  Property operating:
    Affiliates                                    82,300       (67,100)           (15,200)
    Nonaffiliates                                193,400      (191,000)            (2,400)
  Real estate taxes                              115,100      (110,700)            (4,400)
  Insurance -- Affiliate                          11,600       (11,100)              (500)
  Repairs and maintenance                        191,800      (185,500)            (6,300)
  General and administrative:
    Affiliates                                    17,700                                           17,700
    Nonaffiliates                                 91,100                           (6,800)         84,300
                                            ------------   -----------    ---------------    ------------
                                               1,074,800      (937,200)           (35,600)        102,000
                                            ------------   -----------    ---------------    ------------

Net income                                  $    886,500   $  (341,000)   $      (376,300)   $    169,200
                                            ============   ===========    ===============    ============

Net income allocated to General Partner     $     47,600   $    (4,300)   $       (41,600)   $      1,700
                                            ============   ===========    ===============    ============

Net income allocated to Limited Partners    $    838,900   $  (336,700)   $      (334,700)   $    167,500
                                            ============   ===========    ===============    ============

Net income allocated to Limited
  Partners per Unit (688,194 Units
  outstanding)                              $       1.22   $     (0.49)   $         (0.49)   $       0.24
                                            ============   ===========    ===============    ============

                 The accompanying notes are an integral part
                    of the pro forma financial statements.

             FIRST CAPITAL INSURED REAL ESTATE LIMITED PARTNERSHIP

                  PRO FORMA STATEMENT OF INCOME AND EXPENSES

                      (All dollars rounded to nearest 00s
                           except per Unit amounts)

                                                        For the Year Ended December 31, 1996
                                            -------------------------------------------------------------
                                                                             Pro Forma        Pro Forma
                                                             Current        Adjustments      Statement of
                                            Statement of    Pro Forma      on Previously      Income and
                                             Income and    Adjustments    Sold Properties      Expenses
                                              Expenses     (Unaudited)      (Unaudited)       (Unaudited)
                                            ------------   -----------    ---------------    ------------
Income:
  Rental                                    $  4,454,400   $(2,220,400)   $    (2,234,000)   $
  Interest on short-term investments             248,300                                          248,300
  Gain on sale of property                     2,496,400                       (2,496,400)
                                            ------------   -----------    ---------------    ------------
                                               7,199,100    (2,220,400)        (4,730,400)        248,300
                                            ------------   -----------    ---------------    ------------
Expenses:
  Depreciation and amortization                1,108,700      (712,900)          (395,800)
  Property operating:
    Affiliates                                   209,800       (71,600)          (138,200)
    Nonaffiliates                                639,500      (438,400)          (201,100)
  Real estate taxes                              364,200      (208,000)          (156,200)
  Insurance -- Affiliate                          52,100       (24,100)           (28,000)
  Repairs and maintenance                        571,200      (368,000)          (203,200)
  General and administrative:
    Affiliates                                    40,400                                           40,400
    Nonaffiliates                                122,000                                          122,000
                                            ------------   -----------    ---------------    ------------
                                               3,107,900    (1,823,000)        (1,122,500)        162,400
                                            ------------   -----------    ---------------    ------------

Net income                                  $  4,091,200   $  (397,400)   $    (3,607,900)   $     85,900
                                            ============   ===========    ===============    ============

Net income allocated to General Partner     $  1,097,100   $    (3,900)   $    (1,092,300)   $        900
                                            ============   ===========    ===============    ============

Net income allocated to Limited Partners    $  2,994,100   $  (393,500)   $    (2,515,600)   $     85,000
                                            ============   ===========    ===============    ============

Net income allocated to Limited
  Partners per Unit (688,194 Units
  outstanding)                              $       4.35   $     (0.57)   $         (3.66)   $       0.12
                                            ============   ===========    ===============    ============

                 The accompanying notes are an integral part
                    of the pro forma financial statements.

             FIRST CAPITAL INSURED REAL ESTATE LIMITED PARTNERSHIP

                      Notes to Pro Forma Balance Sheet and
                  Pro Forma Statements of Income and Expenses


1) For the purpose of the Pro Forma Balance Sheet:

   a) the accounts for land, buildings and improvements, accumulated depreciation and amortization, rents receivable, accounts payable, accrued expenses and security deposits have been adjusted as of June 30, 1997 to reflect the sale of the Registrant's interest in Lakeview.

   b) Cash and cash equivalents has been adjusted to include the net cash received by the Registrant from the Purchaser of Lakeview.

   c) Distributions payable has been adjusted to reflect the approximate amount of the special distribution of net sale proceeds to Limited Partners as if such special distribution had been declared as of June 30, 1997.

   d) Deferred insurance premium has been adjusted to reflect the sale of the final property in the Partnership.

2) For the purpose of the Pro Forma Statements of Income and Expenses for the six months ended June 30, 1997 and for the year ended December 31, 1996, the adjustments to the income and expenses reflect the Registrant's interest in the operations and the gains on the sales of the properties.